FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
                     -------------------------------------------

     This First Amendment to Asset Purchase Agreement (the "First Amendment") is entered into this 24th day of June, 1997 by and among Recycling Industries of South Carolina, Inc., a Colorado corporation ("RISCI"), Recycling Industries, Inc., a Colorado corporation (the "Parent"), Addlestone International Corporation, a Delaware corporation ("AIC"), and Nathan Addlestone ("Addlestone") with reference to the following facts:

     A. Parent, RISCI, AIC and Addlestone have entered into an Asset Purchase Agreement dated April 7, 1997 (the "Asset Agreement") whereby RISCI will acquire substantially all of the assets and business of AIC.

     B. The Parties have agreed to certain changes in the terms of the Asset Agreement and desire to amend the Asset Agreement as provided herein.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

     1. Purchase Price for AIC Assets. Section 3.1 of the Asset Agreement is amended in its entirety to read as follows:

     3.1 Purchase Price for AIC Assets. Subject to Section 10.14 below, RISCI shall pay the total amount of $6,000,000 plus an amount equal to the value of AIC's Unprocessed Inventory, as determined in accordance with Section 3.2, below in immediately available funds at Closing (the "Purchase Price") to AIC for the purchase of the AIC Assets.

     2. The Purchase Price. Section 10.2 of the Asset Agreement is amended in its entirety to read as follows:

     10.2   The Purchase Price.  RISCI shall deliver to AIC the Purchase Price.

     3.     Indemnity Agreements of AIC and Addlestone.  The proviso of Section
11.2 is amended in its entirety to read as follows:

provided however, (A) that AIC and Addlestone shall not be required to indemnify RISCI and Parent until the aggregate amount of any such indemnification equals or exceeds $25,000, at which time AIC and Addlestone shall indemnify and reimburse RISCI and the Parent for all such amounts incurred (including the first $25,000) and (B) that the aggregate amount of the indemnification obligation of AIC and Addlestone shall not exceed $250,000.

     4.     Indemnity Agreements of RISCI and Parent.  The proviso of Section
11.3 is amended in its entirety to read as follows:

provided however, (A) that RISCI and Parent shall not be required to indemnify AIC and Addlestone until the aggregate amount of any such indemnification equals or exceeds $25,000, at which time RISCI and Parent shall indemnify and reimburse AIC and Addlestone for all such amounts incurred (including the first $25,000) and (B) that the aggregate amount of the indemnification obligation of RISCI and Parent shall not exceed $250,000.

     5. Consideration Stock. Because no Consideration Stock will be delivered at Closing, the following Sections of the Asset Agreement are deleted in their entirety:

     5.5    Consideration Stock
     8.12   Subscription Agreement
     9.6    Designations of Consideration Stock
     9.8    Legal Opinion
     10.3   Subscription Agreement
     10.12  Legal Opinion

     6. No Other Changes. Unless specifically amended by this First Amendment, all other provisions of the Asset Agreement remain in full force and effect.

     7.     Definitions.   All capitalized terms used in this First Amendment,
unless otherwise defined herein, shall have the meaning ascribed to them in the Asset Agreement.

IN WITNESS WHEREOF, the parties hereto, through their respective duly authorized officers, all as of the day and year first above written.


                           "RISCI"

                           RECYCLING INDUSTRIES OF SOUTH CAROLINA, INC.


June 24, 1997              By:
                              ------------------------------------------------
                              Thomas J. Wiens, Chairman and CEO




                           THE "PARENT"

                           RECYCLING INDUSTRIES, INC.


June 24, 1997              By:
                              ------------------------------------------------
                              Thomas J. Wiens, Chairman and CEO



                           "AIC"

                           ADDLESTONE INTERNATIONAL CORPORATION


June 24, 1997              By:
                              ------------------------------------------------
                              Nathan Addlestone, President


                           "ADDLESTONE"


June 24, 1997              By:
                              ------------------------------------------------
                              Nathan Addlestone